UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 26, 2023

 SANGAMO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30171	68-0359556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
7000 Marina Blvd., Brisbane, California 94005
(Address of principal executive offices) (Zip Code)
(510) 970-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SGMO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02 Results of Operations and Financial Condition.
On April 26, 2023, Sangamo Therapeutics, Inc. (“Sangamo”) issued a press release announcing preliminary financial results for the quarter ended March 31, 2023 (the “Press Release”).
A copy of the Press Release is furnished hereto as Exhibit 99.1 and is incorporated by reference herein. The information contained in this Item 2.02 and in the Press Release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the Press Release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be incorporated by reference into any filing with the Securities and Exchange Commission (the “SEC”) made by Sangamo whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 2.05 Costs Associated with Exit or Disposal Activities.
On April 10, 2023, the Board of Directors of Sangamo approved a restructuring of operations and a corresponding reduction in workforce, designed to reduce costs and increase focus on its three key strategic priorities of (a) its pre-clinical neurology disease epigenetic regulation portfolio, including its Nav 1.7 and prion disease programs, (b) preparations for a potential Phase 3 trial of isaralgagene civaparvovec, its gene therapy to treat Fabry disease and (c) the Phase 1/2 STEADFAST study evaluating TX200, its wholly owned autologous CAR-Treg cell therapy to treat patients receiving an HLA-A2 mismatched kidney from a living donor. Sangamo notified employees affected by the reduction in workforce on April 26, 2023.
As part of the restructuring, Sangamo expects to significantly reduce its internal manufacturing and allogeneic research footprints in California. Sangamo expects the restructuring to result in the elimination of approximately 120 roles in the United States, or approximately 27% of its United States workforce. Sangamo estimates that it will incur approximately $5 million to $7 million in cash-based expenses related to employee severance and notice period payments, benefits and related restructuring costs. Sangamo expects that the majority of the restructuring charges will be incurred in the second quarter of 2023 and that the execution of the restructuring will be substantially complete by the end of the third quarter of 2024. Sangamo may also incur other charges or cash expenditures not currently contemplated due to events that may occur as a result of, or associated with, the restructuring.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
In connection with Sangamo’s restructuring and corresponding reduction in workforce, the employment of R. Andrew Ramelmeier, Ph.D., Executive Vice President, Technical Operations, will terminate effective as of July 10, 2023. In connection with the termination of his employment, pursuant to the Sangamo Amended and Restated Executive Severance Plan, a copy of which is attached as Exhibit 10.20 to Sangamo’s Annual Report on Form 10-K for the period ended on December 31, 2018, Dr. Ramelmeier is entitled to certain severance benefits in exchange for the execution of a general settlement and release agreement.
Forward-Looking Statements
Statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “estimates,” “expects,” “may,” “will” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These statements include those related to the costs, timing and financial impact of the restructuring; Sangamo’s focus on its key strategic priorities; and other statements that are not historical fact. Because such statements deal with future events and are based on Sangamo’s current expectations, they are subject to various risks and uncertainties, and actual results, performance or achievements of the Company could differ materially from those described in or implied by the statements in this Current Report on Form 8-K. These forward-looking statements are subject to risks and uncertainties, including, without limitation, risks and uncertainties associated with: impediments to Sangamo’s ability to execute the restructuring as currently contemplated; the actual charges associated with the restructuring being higher than anticipated or changes to the assumptions on which the estimated charges associated with the restructuring are based; Sangamo’s ability to achieve projected cost savings in connection with the restructuring; unintended consequences from the restructuring that impact Sangamo’s business; and other risks and uncertainties affecting Sangamo, including those discussed in the section titled “Risk Factors” in Sangamo’s Annual Report on Form 10-K for the year ended December 31, 2022, as supplemented by Sangamo’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 to be filed with the SEC and subsequent filings and reports that Sangamo makes from time to time with the SEC. Except as required by law, Sangamo assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release regarding preliminary financial results dated April 26, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGAMO THERAPEUTICS, INC.

Dated: April 26, 2023	By:	/s/ SCOTT B. WILLOUGHBY
	Name:	Scott B. Willoughby
	Title:	Senior Vice President, General Counsel and Corporate Secretary